UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934


April 2, 2007
Date of Report (Date of Earliest Event Reported)


Banc of America Funding 2007-2 Trust
(Exact name of Issuing Entity as specified in its charter)

Banc of America Funding Corporation
(Exact name of Depositor as specified in its charter)

Banc of America, National Association
(Exact name of Sponsor as specified in its charter)




New York               333-130536-17           54-2198949
(State or Other       (Commission              54-2198950
Jurisdiction of        File Number)            54-2198951
Incorporation)                                 54-2198952
                                               54-2198953
                                               54-2198954
                                               54-6737509
                                               54-6737510
                                               54-6737511
                                               (IRS Employer
                                               Identification No.)




214 North Tryon Street
Charlotte, North Carolina                               28255
(Address of Principal Executive Offices)             (Zip Code)


(704)386-2400
(Registrant's Telephone Number, including Area Code)


N/A
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



Section 6 - Asset-Backed Securities

Item 6.02 - Change in Servicer or Trustee

     On April 2, 2007, Bank of America, National Association transferred the servicing with respect to 194 mortgage loans in the Issuing Entity (the "Transferred Mortgage Loans") with an aggregate principal balance as of April 1, 2007 of approximately $107,768,550 to Wells Fargo Bank, N.A. Prior to April 2, 2007, the Transferred Mortgage Loans were serviced by Bank of America, National Association pursuant to a Servicing Agreement, dated February 27, 2007, by and between Bank of America, National Association and Banc of America Funding Corporation.

     All disclosure required by Item 1108(a)(3) of Regulation AB (17 C.F.R. Sections 229.1100 - 229.1123) with respect to Wells Fargo Bank, N.A., as servicer, is provided in the prospectus filed pursuant to Rule 424 of the Securities Act of 1933, as amended, on March 1, 2007 under the same Central Index Key (CIK) as this periodic report on Form 8-K.

     Wells Fargo Bank, N.A. will service the Transferred Mortgage Loans pursuant to the Servicing Agreement, dated as of July 1, 2006, by and between Bank of America, National Association and Wells Fargo Bank, N.A., as modified by the Assignment, Assumption and Recognition Agreement, dated February 27, 2007, among Bank of America, National Association, Banc of America Funding Corporation, U.S. Bank National Association and Wells Fargo Bank, N.A., copies of which were filed as Exhibits 10.5(A) and (B) pursuant to Form 8-K on March 14, 2007 under the same Central Index Key (CIK) as this periodic report on Form 8-K.






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Banc of America Funding 2007-2 Trust
 (Issuing Entity)


By: Wells Fargo Bank, N.A.
    (Master Servicer)



By:  Wells Fargo Bank, N.A. as Master Servicer
By: /s/ Kelly J. Rentz
By: Kelly J. Rentz, Officer
Date: April 6, 2007